SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934



                          Date of Report April 24, 2002
                       (Date of earliest event reported)

                  Integrated Spatial Information Systems, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Colorado                0-14273                  84-0868815
           --------                -------                  ----------
          (State of              (Commission              (IRS Employer
        incorporation)           File Number)          Identification No.)


           19039 East Plaza Drive, Suite 245, Parker, CO     80134
           ---------------------------------------------     -----
           (Address of principal executive offices)       (Zip Code)



        Registrant's telephone number, including area code (720) 851-0716





        -----------------------------------------------------------------
             (Former Name and address, if changed since last report)

ITEM 7. EXHIBITS


Exhibit 99.1 - Press Release of April 24, 2002, announcing pending name change and investors' conference call and webcast to be held April 30, 2002.

Exhibit 99.2 - Press Release of May 1, 2002, disclosing information announced during annual shareholders' meeting and estimated second quarter results.

ITEM 9. REGULATION FD DISCLOSURE

On May 1, 2002 the Company made certain information related to estimated operating results for the second quarter and other expectations available during a conference call and a webcast thereof. The availability and accessability of the call and the webcast were announced in the press releases at Exhibits 99.1 and 99.2 that are made a part of this filing.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                 Integrated Spatial Information Solutions, Inc.
                                  (Registrant)


May 1, 2002                     /S/  Fred Beisser
                                -----------------
                                   (Signature)
                              Frederick G. Beisser
                         Senior Vice President - Finance
              Secretary, Treasurer and Principal Accounting Officer

EXHIBIT INDEX







Exhibit 99.1      Press Release,
                  April 24, 2002

Exhibit 99.2      Press Release,
                  May 1, 2002